Exhibit 99.2 Investor Presentation First Quarter 2025 June 5, 2025

Disclaimer Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts included in this press release, including statements concerning Duluth Trading’s plans, objectives, goals, beliefs, business strategies, future events, business conditions, its results of operations, financial position and its business outlook, business trends and certain other information herein, including statements under the heading “Q1 2025 Financial Summary & Fiscal 2025 Outlook” are forward-looking statements. You can identify forward looking statements by the use of words such as “may,” ”might,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “believe,” “estimate,” “project,” “target,” “predict,” “intend,” “future,” “budget,” “goals,” “potential,” “continue,” “design,” “objective,” “forecasted,” “would” and other similar expressions. The forward-looking statements are not historical facts, and are based upon Duluth Trading’s current expectations, beliefs, estimates, and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond Duluth Trading’s control. Duluth Trading’s expectations, beliefs and projections are expressed in good faith, and Duluth Trading believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates, and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including, among others, the risks, uncertainties, and factors set forth under Part 1, Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 21, 2025 and other factors as may be periodically described in Duluth Trading’s subsequent filings with the SEC. These risks and uncertainties include, but are not limited to, the following: the impact of inflation and measures to control inflation on our results of operations; the prolonged effects of economic uncertainties on store and website traffic; disruptions to our distribution network, supply chains and operations; failure to effectively manage inventory levels; our ability to maintain and enhance a strong brand and sub-brand image; adapting to declines in consumer confidence, inflation and decreases in consumer spending; disruptions to our e-commerce platform; our ability to meet customer delivery time expectations; our ability to properly allocate inventory throughout our distribution network to fulfill customer demand; our failure to meet our debt covenant ratios; natural disasters, unusually adverse weather conditions, boycotts, prolonged public health crises, epidemics or pandemics and unanticipated events; generating adequate cash from our existing stores and direct sales to support our growth; the impact of changes in corporate tax regulations and sales tax; identifying and responding to new and changing customer preferences; the success of the locations in which our stores are located; effectively relying on sources for merchandise located in foreign markets; transportation delays and interruptions, including port congestion; our inability to timely and effectively obtain shipments of products from our suppliers and deliver merchandise to our customers; the inability to maintain the performance of our maturing store portfolio; our inability to deploy marketing tactics to strengthen brand awareness and attract new customers in a cost effective manner; our ability to successfully open new stores; effectively adapting to new challenges associated with our expansion into new geographic markets; competing effectively in an environment of intense competition or elevated promotions; our ability to adapt to significant changes in sales due to the seasonality of our business; price reductions or inventory shortages resulting from failure to purchase the appropriate amount of inventory in advance of the season in which it will be sold; the potential for further increases in price and lack of availability of raw materials; our dependence on third-party vendors to provide us with sufficient quantities of merchandise at acceptable prices; the susceptibility of the price and availability of our merchandise to international trade conditions including tariffs; failure of our vendors and their manufacturing sources to use acceptable labor or other practices; our dependence upon key executive management or our inability to hire or retain the talent required for our business; increases in costs of fuel or other energy, transportation or utility costs and in the costs of labor and employment; failure of our information technology systems to support our current and growing business, before and after our planned upgrades; disruptions in our supply chain and fulfillment centers; our inability to protect our trademarks or other intellectual property rights; infringement on the intellectual property of third parties; acts of war, terrorism or civil unrest; the impact of governmental laws and regulations and the outcomes of legal proceedings; changes in U.S. and non-U.S. laws affecting the importation and taxation of goods, including imposition of unilateral tariffs on imported goods; our ability to secure the personal and/or financial information of our customers and employees; failure to comply with data privacy regulation; our ability to comply with the security standards for the credit card industry; our failure to maintain adequate internal controls over our financial and management systems; acquisition, disposition, and development risks; and other factors that may be disclosed in our SEC filings or otherwise. Forward-looking statements speak only as of the date the statements are made. Duluth Trading assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws. 2

Disclaimer Non-GAAP Measurements Management believes that non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Within this presentation, reference is made to adjusted net loss and adjusted EPS, adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) and Free Cash Flow. See Appendix Table “Adjusted Net Loss”, for a reconciliation of net loss to adjusted net loss and adjusted net loss to adjusted EPS, “Adjusted EBITDA,” for a reconciliation of net income to EBITDA and EBITDA to Adjusted EBITDA and “Free Cash Flow” for a reconciliation of Net cash provided by operating activities to Free Cash Flow. Adjusted Net Loss and Adjusted EPS is a metric used by management and frequently used by the financial community, which provides insight into the effectiveness of our business strategies and to compare our performance against that of peer companies. Adjusted Net Loss and Adjusted EPS excludes impairment expenses and an addition to our valuation allowance on our deferred tax asset that are not comparable from period to period. Adjusted EBITDA is a metric used by management and frequently used by the financial community, which provides insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA excludes certain items, such as stock-based compensation. Management believes Free Cash Flow is a useful measure of performance as an indication of an organization’s financial strength and provides additional perspective on the ability to efficiently use capital in executing growth strategies. Free Cash Flow is used to facilitate a comparison of operating performance on a consistent basis from period-to-period and the ability to generate cash. Free Cash Flow is defined as net cash provided by operating activities less purchase of property and equipment and capital contributions towards build-to-suit stores. The Company provides this information to investors to assist in comparisons of past, present and future operating results and to assist in highlighting the results of ongoing operations. While the Company’s management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company’s GAAP financial results and should be read in conjunction with those GAAP results. 3

OUR GREATER PURPOSE “Celebrating the can-do spirit by enabling anyone who takes on life with their own two hands.” OUR MISSION STATEMENT “We build high-quality, solution-based products for work, play and every day. We craft our raw materials – unique brands, durable products, standout customer service, and a No Bull Guarantee – into industry-leading consumer experiences. Job done right means we never forget that “there’s gotta be a better way.”

Secret Sauce Better Brands A brood of sub-brands all bonded by the belief that you can accomplish anything that you put your own mind and own two hands to Better Innovation Long, colorful history of product innovation and solution-based design Better Marketing Distinctive marketing made to break through the clutter and drive buying Better Customer Experiences Outstanding and engaging customer experience 6

FINANCIAL REVIEW

Q1 2025 Financial Summary & Fiscal 2025 Outlook Summary ● Net sales of $102.7 million 1 ● Net loss of $15.3 million and adjusted net loss of $10.8 million, compared to net loss of $7.9 million in the prior year first quarter ○ Adjusted net loss of $10.8 million excludes $4.1 million related to additions to our valuation allowance on our deferred tax asset and impairment expenses of $0.4 million, net of tax 1 ● EPS per diluted share of ($0.45); Adjusted EPS of ($0.32) 2 ● Adjusted EBITDA decreased $5.6 million from the prior year to ($3.8) million, representing (3.7%) of net sales ● Cash and cash equivalents of $8.6 million with net liquidity of $44.6 million ● Expense savings initiated to right size the business Outlook ● Maintaining fiscal year 2025 financial guidance ○ Adjusted EBITDA range of $20 to $25 million 1 See Reconciliation of net loss to adjusted net loss and adjusted net loss to adjusted EPS on slide 15 2 See Reconciliation of net loss to EBITDA and EBITDA to Adjusted EBITDA on slide 14 8

52.0% 1.6% (3.7%) (6.7%) (10.5%) Three Months Ended May 4, 2025 (12.0%) (13.4%) Margin Margin Margin 52.8% 1,2 3,4 Net Sales Gross Profit Adjusted EBITDA Adjusted Net Loss ($ in millions) ($ in millions) ($ in millions) ($ in millions) 1 Adjusted to reflect the add-back of long-term incentive, and impairment expenses 2 See Reconciliation of net loss to EBITDA and EBITDA to Adjusted EBITDA on slide 14 3 Excludes net income (loss) attributable to noncontrolling interest. 4 See Reconciliation of net loss to adjusted net loss on slide 15 9

Strong Balance Sheet, Liquidity and Free Cash Flow 1,2 3 Debt to Capital Free Cash Flow ($ in millions) As of May 4, 2025 Cash and Cash Equivalents $8.6 Debt: Line of Credit $64.0 Term Loan $0.0 Total Debt $64.0 Total Shareholders’ Equity $167.9 Total Capitalization $231.9 Debt to Capital ratio 27.6% 1 Debt balances do not include TRI Holdings, LLC, a variable interest entity that is consolidated for reporting purposes 2 The Asset Based Lending Agreement extends to 2030 and provides for borrowings of up to $100.0 million 3 See Reconciliation of Free Cash Flow on slide 14 10

Net Sales and Adjusted EBITDA 1 Adjusted to reflect the add-back of long-term incentive, restructuring, and impairment expenses. 11

Capital Expenditures 4 New Salt Lake 15 New 2 New Adairsville FC Stores Stores City FC Stores 1 New Website Technology Roadmap Store re-platform 12 Initiatives Capital Expenditures ($ in millions)

THANK YOU

Appendix Reconciliation to 2025 Adjusted EBITDA and Free Cash Flow Adjusted EBITDA Free Cash Flow 3 Months Ended 3 Months Ended ($ in millions) May 4, 2025 Apr 28, 2024 ($ in millions) May 4, 2025 Apr 28, 2024 Net cash used in operating Net loss $(15.3) $(7.9) $(56.5) $(33.7) activities Purchases of property and (+) Depreciation and amortization 6.7 8.3 (1.3) (1.5) equipment (+) Amortization of internal-use software Free Cash Flow (non-GAAP) $(57.8) $(35.2) 1.1 1.2 hosting subscription implementation costs (+) Interest expense 1.5 1.0 (+) Income tax expense (benefit) 1.3 (2.1) EBITDA $(4.6) $0.5 (+) Long-term incentive expense 0.3 1.4 (+) Impairment expense 0.5 — Adjusted EBITDA $(3.8) $1.8 14

Appendix Reconciliation to 2025 Adjusted Net Loss Adjusted Net Loss 3 Months Ended ($ in millions) May 4, 2025 Amount Per share Net loss $(15.3) $(0.45) (+) Impairment expenses 0.5 0.02 Income tax effect of impairment (0.1) (0.00) Adjusted net loss before valuation allowance $(14.9) $(0.44) (+) Valuation allowance 4.1 0.12 Adjusted Net Loss $(10.8) $(0.32) 15